Exhibit 99.2

RealPage, Inc.
IR Fact Sheet (as of 08/03/2016)

*Please read in conjunction with the Company's Quarterly Report on Form 10-Q previously filed with the Securities and Exchange Commission on May 6, 2016 as well as the "Explanation of Non-GAAP Financial Measures" posted to the Company's IR website.

	Q1 2014	Q2 2014	Q3 2014	Q4 2014	FY 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	FY 2015	Q1 2016	Q2 2016
Revenue ($000's)
Total GAAP Revenue	$100,563	$94,988	$104,536	$104,464	$404,551	$110,470	$114,762	$121,588	$121,700	$468,520	$128,383	$142,719
Growth %	13%	1%	7%	9%	7%	10%	21%	16%	16%	16%	16%	24%

Acquisition-related and other deferred revenue	1,324	(207)	(392)	(290)	435	(466)	(532)	(614)	(545)	(2,157)	(343)	(258)
Total Non-GAAP Revenue	$101,887	$94,781	$104,144	$104,174	$404,986	$110,004	$114,230	$120,974	$121,155	$466,363	$128,040	$142,461
Growth %	15%	0%	4%	8%	7%	8%	21%	16%	16%	15%	16%	25%

GAAP On Demand Revenue	$97,008	$91,606	$100,747	$101,261	$390,622	$106,460	$110,640	$116,772	$117,090	$450,962	$123,411	$136,610
Growth %	14%	1%	7%	10%	8%	10%	21%	16%	16%	15%	16%	23%

Acquisition-related and other deferred revenue	1,324	(207)	(392)	(290)	435	(466)	(532)	(614)	(545)	(2,157)	(343)	(258)
Non-GAAP On Demand Revenue	$98,332	$91,399	$100,355	$100,971	$391,057	$105,994	$110,108	$116,158	$116,545	$448,805	$123,068	$136,352
Growth %	15%	1%	5%	9%	7%	8%	20%	16%	15%	15%	16%	24%

On Premise Revenue	$865	$826	$755	$648	$3,094	$741	$726	$834	$669	$2,970	$772	$687
Professional & Other Revenue	$2,690	$2,556	$3,034	$2,555	$10,835	$3,269	$3,396	$3,982	$3,941	$14,588	$4,200	$5,422

Expenses ($000's)
Cost of Revenue
GAAP View	$39,927	$42,115	$46,311	$46,518	$174,871	$47,562	$48,493	$51,740	$50,818	$198,613	$54,748	$62,078
Stock-based expense	(1,007)	(866)	(1,141)	(812)	(3,826)	(1,234)	(1,216)	(817)	(779)	(4,046)	(751)	(826)
Amortization of intangible assets	(2,423)	(2,447)	(2,982)	(2,860)	(10,712)	(2,814)	(3,276)	(4,052)	(4,071)	(14,213)	(4,165)	(4,141)
Headquarters relocation costs	-	-	-	-	-	-	-	-	-	-	(584)	(679)
Non-GAAP View	$36,497	$38,802	$42,188	$42,846	$160,333	$43,514	$44,001	$46,871	$45,968	$180,354	$49,248	$56,432
Depreciation	(1,858)	(2,013)	(2,311)	(2,330)	(8,512)	(2,405)	(2,433)	(2,431)	(2,533)	(9,802)	(2,692)	(3,054)
Adjusted EBITDA View	$34,639	$36,789	$39,877	$40,516	$151,821	$41,109	$41,568	$44,440	$43,435	$170,552	$46,556	$53,378

Product Development
GAAP View	$14,841	$15,941	$17,528	$16,108	$64,418	$17,977	$18,084	$16,858	$15,880	$68,799	$17,272	$18,878
Stock-based expense	(1,912)	(2,144)	(2,707)	(1,874)	(8,637)	(2,719)	(2,572)	(1,759)	(1,535)	(8,585)	(1,449)	(1,897)
Asset impairment and loss on disposal of assets	-	-	-	-	-	(599)	(202)	(532)	(85)	(1,418)	-	-
Headquarters relocation costs	-	-	-	-	-	-	-	-	-	-	(154)	(176)
Non-GAAP View	$12,929	$13,797	$14,821	$14,234	$55,781	$14,659	$15,310	$14,567	$14,260	$58,796	$15,669	$16,805
Depreciation	(1,043)	(1,171)	(1,319)	(1,375)	(4,908)	(1,256)	(1,415)	(1,201)	(1,407)	(5,279)	(1,200)	(1,462)
Adjusted EBITDA View	$11,886	$12,626	$13,502	$12,859	$50,873	$13,403	$13,895	$13,366	$12,853	$53,517	$14,469	$15,343

Sales & Marketing
GAAP View	$25,991	$28,030	$29,949	$27,593	$111,563	$29,113	$30,887	$32,698	$30,410	$123,108	$32,199	$35,129
Stock-based expense	(3,143)	(3,101)	(3,774)	(2,948)	(12,966)	(3,789)	(3,843)	(3,118)	(2,246)	(12,996)	(2,974)	(3,799)
Amortization of intangible assets	(2,892)	(2,847)	(2,875)	(2,886)	(11,500)	(2,766)	(2,803)	(2,875)	(2,720)	(11,164)	(2,946)	(3,596)
Headquarters relocation costs	-	-	-	-	-	-	-	-	-	-	(170)	(184)
Non-GAAP View	$19,956	$22,082	$23,300	$21,759	$87,097	$22,558	$24,241	$26,705	$25,444	$98,948	$26,109	$27,550
Depreciation	(407)	(479)	(555)	(478)	(1,919)	(499)	(556)	(538)	(577)	(2,170)	(606)	(615)
Adjusted EBITDA View	$19,549	$21,603	$22,745	$21,281	$85,178	$22,059	$23,685	$26,167	$24,867	$96,778	$25,503	$26,935

General & Administrative
GAAP View	$20,929	$16,819	$15,443	$16,011	$69,202	$18,336	$20,037	$13,424	$17,017	$68,814	$18,346	$21,932
Stock-based expense	(3,163)	(3,922)	(1,914)	(2,622)	(11,621)	(3,005)	(3,619)	(2,975)	(2,896)	(12,495)	(3,217)	(4,215)
Amortization of intangible assets	-	(192)	-	-	(192)	-	-	-	-	-	-	-
Asset impairment and loss on disposal of assets	(20)	-	(16)	(350)	(386)	7	(1,482)	(160)	(17)	(1,652)	-	(85)
Acquisition-related income (expense)	(881)	(357)	(860)	111	(1,987)	(1,092)	(565)	3,310	188	1,841	57	9
Headquarters relocation costs	-	-	-	-	-	-	-	-	-	-	(117)	(135)
Litigation-related expense	(4,677)	(168)	(39)	(31)	(4,915)	(2)	-	-	-	(2)	-	-
Non-GAAP View	$12,188	$12,180	$12,614	$13,119	$50,101	$14,244	$14,371	$13,599	$14,292	$56,506	$15,069	$17,506
Depreciation	(880)	(917)	(920)	(844)	(3,561)	(871)	(780)	(816)	(796)	(3,263)	(998)	(1,347)
Other (Income)/Expense	(3)	(4)	(4)	(4)	(15)	-	82	-	-	82	(11)	(16)
Adjusted EBITDA View	$11,305	$11,259	$11,690	$12,271	$46,525	$13,373	$13,673	$12,783	$13,496	$53,325	$14,060	$16,143

Profitability ($000's)
GAAP Net Income (Loss)	$(836)	$(6,291)	$(3,257)	$110	$(10,274)	$(1,608)	$(3,318)	$(8,192)	$3,900	$(9,218)	$2,996	$2,083
Acquisition-related and other deferred revenue	1,324	(207)	(392)	(290)	435	(466)	(532)	(614)	(545)	(2,157)	(343)	(258)
Depreciation, asset impairment, and loss on disposal of assets	4,209	4,581	5,121	5,377	19,288	6,150	6,868	25,952	5,415	44,385	5,496	6,563
Amortization of intangible assets	5,315	5,486	5,857	5,746	22,404	5,580	6,079	6,927	6,791	25,377	7,111	7,737
Acquisition-related (income) expense	881	357	860	(111)	1,987	1,092	565	(3,310)	(188)	(1,841)	(57)	(9)
Interest expense, net	224	207	349	337	1,117	267	308	391	401	1,367	719	1,090
Income tax expense (benefit)	(511)	(1,830)	(1,783)	(2,209)	(6,333)	(1,704)	189	(5,605)	3,274	(3,846)	2,114	1,545
Litigation-related expense	4,677	168	39	31	4,915	2	-	-	-	2	-	-
Headquarters relocation costs	-	-	-	-	-	-	-	-	-	-	1,025	1,174
Stock-based expense	9,225	10,033	9,536	8,256	37,050	10,747	11,250	8,669	7,456	38,122	8,391	10,737
Adjusted EBITDA	$24,508	$12,504	$16,330	$17,247	$70,589	$20,060	$21,409	$24,218	$26,504	$92,191	$27,452	$30,662
Margin	24%	13%	16%	17%	17%	18%	19%	20%	22%	20%	21%	21%

Non-GAAP On Demand Revenue Detail ($000's)
Property Management	$28,868	$29,622	$31,260	$31,683	$121,433	$32,731	$33,736	$35,224	$35,548	$137,239	$36,282	$38,573
% of Total	30%	32%	31%	31%	31%	31%	30%	30%	30%	30%	29%	28%
Y-O-Y growth	15%	11%	10%	12%	12%	13%	14%	13%	12%	13%	11%	14%

Resident Services	$26,910	$22,626	$28,898	$31,672	$110,106	$33,064	$34,037	$38,775	$40,262	$146,138	$45,071	$54,613
% of Total	28%	25%	29%	31%	28%	31%	31%	33%	34%	32%	37%	40%
Y-O-Y growth	21%	-7%	18%	29%	15%	23%	50%	34%	27%	33%	36%	60%

Leasing and Marketing	$32,427	$28,945	$29,805	$27,006	$118,183	$29,369	$30,690	$30,115	$28,523	$118,697	$28,925	$29,618
% of Total	33%	32%	30%	27%	30%	28%	28%	26%	24%	26%	23%	22%
Y-O-Y growth	10%	-6%	-11%	-11%	-5%	-9%	6%	1%	6%	0%	-2%	-3%

Asset Optimization	$10,127	$10,206	$10,392	$10,610	$41,335	$10,830	$11,645	$12,044	$12,212	$46,731	$12,790	$13,548
% of Total	10%	11%	10%	10%	11%	10%	11%	10%	10%	10%	10%	10%
Y-O-Y growth	19%	15%	10%	10%	13%	7%	14%	16%	15%	13%	18%	16%
Non-GAAP On Demand Revenue Detail ($000's)
Subscription	$82,126	$82,420	$87,012	$92,326	$343,884	$93,984	$97,256	$102,946	$105,025	$399,211	$110,464	$123,404
% of Total	85%	90%	86%	91%	88%	88%	88%	88%	90%	89%	90%	90%
Y-O-Y growth	18%	12%	14%	17%	15%	14%	18%	18%	14%	16%	18%	27%

Transactional	$16,206	$8,979	$13,343	$8,645	$47,173	$12,010	$12,852	$13,212	$11,520	$49,594	$12,604	$12,948
% of Total	17%	10%	13%	9%	12%	11%	12%	11%	10%	11%	10%	9%
Y-O-Y growth	2%	-48%	-31%	-38%	-29%	-26%	43%	-1%	33%	5%	5%	1%

ACV
Non-GAAP On Demand Annual Customer Value ($000's)	$398,976	$367,249	$404,055	$405,248		$427,091	$453,700	$466,917	$469,748		$529,052	$548,917
Total ACV Growth (QTD)	14%	1%	5%	7%		7%	24%	16%	16%		24%	21%
Organic ACV Growth (QTD)	13%	-1%	3%	6%		6%	19%	13%	13%		10%	11%
Unit Trend
On Demand Units - Ending (000's)	9,285	9,371	9,496	9,560		9,700	10,302	10,406	10,568		10,999	11,141
Average Unit Renewal Rate
Average Renewal Rate (8 quarters)	95.2%	95.1%	95.3%	95.3%		95.6%	95.8%	96.3%	96.6%		96.9%	97.0%
RPU
Non-GAAP On Demand RPU (QTD) (whole $)	$42.97	$39.19	$42.55	$42.39		$44.03	$44.04	$44.87	$44.45		$48.10	$49.27
Top ACV / RPU
Top 100 ACV ($000's)	$184,204	$184,181	$187,588	$183,478		$187,650	$197,036	$202,882	$204,175		$232,031	$240,850

Top 100 ACV RPU	$57.48	$59.12	$60.68	$59.30		$59.99	$60.07	$62.17	$62.96		$71.02	$69.68

Top 50 RPU Clients ACV ($000's)	$45,375	$44,641	$46,876	$45,984		$50,167	$53,132	$55,378	$49,887		$69,540	$75,910

Top 50 RPU Clients RPU	$136.60	$141.90	$142.10	$146.71		$150.03	$157.46	$161.12	$162.25		$168.58	$172.32

Industry Data (1)
Occupancy	95.1%	95.6%	95.8%	95.5%		95.5%	96.0%	96.2%	95.9%		95.8%	96.2%

Annual Change in effective rents	3.2%	3.4%	3.7%	4.6%		4.5%	4.9%	5.6%	4.8%		5.0%	4.5%

Ongoing construction (thousands of units)	441.4	457.9	462.0	467.9		493.9	531.4	544.5	558.9		567.0	536.9

Supply	197.2	223.8	246.1	254.0		263.7	242.2	234.2	222.3		221.0	246.1

Headcount
Total Ending RP Headcount	3,506	3,758	3,757	3,875		3,898	3,936	4,051	4,122		4,445	4,704

Total International Headcount (included above)	977	1,153	1,216	1,363		1,393	1,425	1,585	1,647		1,694	1,935
% International Headcount	28%	31%	32%	35%		36%	36%	39%	40%		38%	41%

(1) Based on information from MPF Research. Numbers can fluctuate based on data revisions/reclassifications as well as shifts in construction start or finish dates.

Explanation of Non-GAAP Financial Measures

Use of Non-GAAP Financial Measures

In the company’s earnings releases, conference call remarks, slide presentations, fact sheets, and webcasts, the company may use or discuss non-GAAP financial measures, as defined by Regulation G. The GAAP financial measure most directly comparable to each non-GAAP financial measure used or discussed, and a reconciliation of the differences between each non-GAAP financial measure and the comparable GAAP financial measure, are included in this press release. For such non-GAAP reconciliations, please reference the press release titled “RealPage Reports Second Quarter 2016 Financial Results,” the Investor Relations section of www.realpage.com, and the company’s most recent SEC filings.

The company reports its financial results in accordance with accounting principles generally accepted in the United States of America, or GAAP. However, the company believes that, in order to properly understand its short-term and long-term financial, operational and strategic trends, it may be helpful for investors to exclude certain non-cash or non-recurring items when used as a supplement to financial performance measures in accordance with GAAP. These non-cash or non-recurring items result from facts and circumstances that vary in both frequency and impact on continuing operations. The company also uses results of operations excluding such items to evaluate the operating performance of RealPage and compare it against prior periods, make operating decisions, determine executive compensation, and serve as a basis for long-term strategic planning. These non-GAAP financial measures provide the company with additional means to understand and evaluate the operating results and trends in its ongoing business by eliminating certain non-cash expenses and other items that RealPage believes might otherwise make comparisons of its ongoing business with prior periods more difficult, obscure trends in ongoing operations, reduce management’s ability to make useful forecasts, or obscure the ability to evaluate the effectiveness of certain business strategies and management incentive structures. In addition, the company also believes that investors and financial analysts find this information to be helpful in analyzing the company’s financial and operational performance and comparing this performance to the company’s peers and competitors.

The company defines “Non-GAAP Total Revenue” as total revenue plus acquisition-related and other deferred revenue adjustments. The company believes it is useful to include deferred revenue written down for GAAP purposes under purchase accounting rules and revenue deferred due to a lack of historical experience determining the settlement of the contractual obligation in order to appropriately measure the underlying performance of its business operations in the period of activity and associated expense. Further, the company believes this measure is useful to investors as a way to evaluate the company’s ongoing performance because it provides a more accurate depiction of on demand revenue arising from our strategic acquisitions.

The company defines “Adjusted Gross Profit” as gross profit, plus (1) acquisition-related and other deferred revenue adjustments, (2) depreciation, (3) amortization of intangible assets, (4) headquarters relocation costs, and (5) stock-based expense; and the company defines “Adjusted Gross Margin” as Adjusted Gross Profit as a percentage of Non-GAAP Total Revenue. The company believes that investors and financial analysts find these non-GAAP financial measures to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ability to generate income from ongoing business operations.

The company defines “Adjusted EBITDA” as net income (loss), plus (1) acquisition-related and other deferred revenue adjustments, (2) depreciation, asset impairment, and the loss on disposal of assets, (3) amortization of intangible assets, (4) acquisition-related expense (income), (5) interest expense, net, (6) income tax expense (benefit), (7) litigation-related expense, (8) headquarters relocation costs, and (9) stock-based expense; and the company defines “Adjusted EBITDA Margin” as Adjusted EBITDA as a percentage Non-GAAP Total Revenue. The company believes that investors and financial analysts find these non-GAAP financial measures to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ability to generate income from ongoing business operations.

The company defines “Non-GAAP Product Development Expense” as product development expense, excluding (1) asset impairment and loss on disposal of assets, (2) headquarters relocation costs, and (3) stock-based expense; and the company defines “Non-GAAP Product Development Margin” as Non-GAAP Product Development Expense as a percentage of Non-GAAP Total Revenue. The company believes that investors and financial analysts find these non-GAAP financial measures to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ongoing expenditures related to product innovation.

The company defines “Non-GAAP Sales and Marketing Expense” as sales and marketing expense, excluding (1) amortization of intangible assets, (2) headquarters relocation costs, and (3) stock-based expense; and the company defines “Non-GAAP Sales and Marketing Margin” as Non-GAAP Sales and Marketing Expense as a percentage of Non-GAAP Total Revenue. The company believes that investors and financial analysts find these non-GAAP financial measures to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ongoing expenditures related to its sales and marketing strategies.

The company defines “Non-GAAP General and Administrative Expense” as general and administrative expense, excluding (1) asset impairment and loss on disposal of assets, (2) acquisition-related expense (income), (3) litigation-related expense, (4) headquarters relocation costs, and (5) stock-based expense; and the company defines “Non-GAAP General and Administrative Margin” as Non-GAAP General and Administrative Expense as a percentage of Non-GAAP Total Revenue. The company believes that investors and financial analysts find these non-GAAP financial measures to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s underlying expense structure to support corporate activities and processes.

The company defines “Non-GAAP Operating Expense” as operating expense, excluding (1) asset impairment and loss on disposal of assets, (2) acquisition-related expense (income), (3) litigation-related expense, (4) headquarters relocation costs, and (5) stock-based expense; and the company defines “Non-GAAP Operating Expense Margin” as Non-GAAP Operating Expense as a percentage of Non-GAAP Total Revenue. The company believes that investors and financial analysts find these non-GAAP financial measures to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s underlying expense structure to support ongoing operations.

The company defines “Non-GAAP Operating Income” as operating income (loss), plus (1) acquisition-related and other deferred revenue, (2) asset impairment and loss on disposal of assets, (3) amortization of intangible assets, (4) acquisition-related expense (income), (5) litigation-related expense, (6) headquarters relocation costs, and (7) stock-based expense; and the company defines “Non-GAAP Operating Margin” as Non-GAAP Operating Income as a percentage of Non-GAAP Total Revenue. The company believes that investors and financial analysts find these non-GAAP financial measures to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ability to generate income from ongoing business operations.

The company defines “Non-GAAP Net Income” as net income (loss), plus (1) income tax expense, (2) acquisition-related and other deferred revenue, (3) asset impairment and loss on disposal of assets, (4) amortization of intangible assets, (5) acquisition-related expense (income), (6) litigation-related expense, (7) headquarters relocation costs, (8) stock-based expense, and (9) provision for income tax expense based on an assumed rate in order to approximate the company’s long-term effective corporate tax rate; and the company defines “Non-GAAP Net Income per Diluted Share” as Non-GAAP Net Income divided by weighted average diluted shares outstanding. The company believes that investors and financial analysts find these non-GAAP financial measures to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ability to generate income from ongoing business operations.

The company defines “Non-GAAP On Demand Revenue” as total revenue plus acquisition-related and other deferred revenue adjustments. The company believes it is useful to include deferred revenue written down for GAAP purposes under purchase accounting rules and revenue deferred due to a lack of historical experience determining the settlement of the contractual obligation in order to appropriately measure the underlying performance of the company’s business operations in the period of activity and associated expense. Further, the company believes that investors and financial analysts find this measure to be useful in evaluating the company’s ongoing performance because it provides a more accurate depiction of on demand revenue arising from our strategic acquisitions.

The company defines “Ending On Demand Units” as the number of rental housing units managed by our customers with one or more of our on demand software solutions at the end of the period. We use ending on demand units to measure the success of our strategy of increasing the number of rental housing units managed with our on demand software solutions. Property unit counts are provided to us by our customers as new sales orders are processed. Property unit counts may be adjusted periodically as information related to our customers’ properties is updated or supplemented, which could result in adjustments to the number of units previously reported.

The company defines “RPU,” or Revenue Per Unit, as Non-GAAP On Demand Revenue divided by average on demand units for the same period. For interim periods, the calculation is performed on an annualized basis. The company calculates average on demand units as the average of the beginning and ending on demand units for each quarter in the period presented. The company monitors this metric to measure its success in increasing the number of on demand software solutions utilized by its customers to manage their rental housing units, its overall revenue and profitability.

The company defines “ACV,” or Annual Client Value, as RPU multiplied by Ending On Demand Units. The company monitors this metric to measure its success in increasing the number of on demand units and the amount of software solutions utilized by its customers to manage their rental housing units. In addition, the company believes ACV provides a useful proxy for the annual run-rate value of on demand customer relationships.

The company excludes or adjusts each of the items identified below from the applicable non-GAAP financial measure referenced above for the reasons set forth with respect to each excluded item:

  Non-GAAP tax rate – The company uses a non-GAAP tax rate of 40% to normalize the tax impact to its Non-GAAP Adjusted Net Income per Diluted Share based on the fact that a relatively small change in pre-tax GAAP income (loss) in any one period could result in a volatile GAAP effective tax rate.
  Acquisition-related and other deferred revenue – These items are included to reflect deferred revenue written down for GAAP purposes under purchase accounting rules and revenue deferred due to a lack of historical experience determining the settlement of the contractual obligation in order to appropriately measure the underlying performance of the company’s business operations in the period of activity and associated expense.
  Asset impairment and loss on disposal of assets – These items comprise gains (losses) on the disposal and impairment of long-lived assets, which are not reflective of the company’s ongoing operations. Exclusion of these items facilitates a more accurate comparison of the company’s results of operations between periods.
  Amortization of intangible assets – These items are amortized over their estimated useful lives and generally cannot be changed or influenced by the company after acquisition. Accordingly, these items are not considered by the company in making operating decisions. The company does not believe such charges accurately reflect the performance of its ongoing operations for the period in which such charges are incurred.
  Acquisition-related expense (income) – These items consist of direct costs incurred in our business acquisition transactions and the impact of changes in the fair value of acquisition-related contingent consideration obligations. Exclusion of these items facilitates a more accurate comparison of the results of the company’s ongoing operations across periods and eliminates volatility related to changes in the fair value of acquisition-related contingent consideration obligations.
  Litigation-related expense – This item relates to the company's litigation with Yardi Systems, Inc., including related insurance litigation and settlement costs. This significant and non-recurring litigation and related ancillary matters were resolved in the second quarter of 2014. The company believes that the costs incurred related to this litigation are not reflective of its ongoing operations.
  Headquarters relocation costs – These items consist of duplicative rent and other expenses related to the relocation of our corporate headquarters and data center. These costs are not reflective of the company’s ongoing operations due to their non-recurring nature.
  Stock-based expense – This item is excluded because these are non-cash expenditures that the company does not consider part of ongoing operating results when assessing the performance of our business, and also because the total amount of the expenditure is partially outside of its control because it is based on factors such as stock price, volatility, and interest rates, which may be unrelated to the company’s performance during the period in which the expenses are incurred.